Corporate Presentation January 2021 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements regarding Zosano’s technology and product candidates, including QtryptaTM and C213, and other future events and expectations. Readers are urged to consider statements that include the words "may," "will," "would," "could," "should," "might," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," "approximately" or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict, and actual outcomes may differ materially. These include, without limitation, risks and uncertainties associated with the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics, risks inherent in the effort to build a business around such products and other risks and uncertainties described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K and its periodic reports filed with the Securities and Exchange Commission. Although Zosano believes that the expectations reflected in these forward-looking statements are reasonable, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. All forward-looking statements are based on information currently available to Zosano and Zosano assumes no obligation to update any such forward-looking statements.

Zosano Pharma: Working to Transform How Drugs Are Delivered Significant Clinical Evidence Versatile Platform Differentiated Technology OUR MISSION Advancing Patient Care and Transforming Patient Lives Through Therapies Developed Utilizing Our Proprietary Delivery Platform OUR FOCUS Late Stage Clinical Development Program for the Acute Treatment of Migraine Where Current Therapies Have Significant Limitations OUR FUTURE Patch Technology Designed to Allow for Innovative Application of Proteins, Peptides and Vaccines

Executive Summary and Recent Developments

Transformative Delivery Platform

- Technology (formerly MACROFLUX) Developed at ALZA Corp/J&J
- 26 **Patent Families** and **IP Protection**
- **First** and **Only** Microneedle Patch to be Included in an NDA Submission to the FDA

Addressing Significant Unmet Needs in Migraine

- Migraine is Ranked Globally as the **Seventh Most Disabling Disease**[1]
- **Migraine** Impacts approximately **37 Million** People in the US[2]
- Direct and Indirect Costs Estimated at a Total Annual Cost of $**36B**[3]

Clinically Significant Phase 3 Results

- Qtrypta™, if Approved, May Have the Potential to Offer **Fast, Complete** and a **Durability of Effect** to Patients Suffering From Migraine[4]
- **Less than 2%** of Patients Reported **Triptan-like Neurological Side Effects** Such as Dizziness and Paresthesia[5]

Key Developments

- Type A Meeting Request Submitted to FDA to Discuss CRL – **Awaiting Response**
- **Eversana** Commercialization Partnership – **Commercial Services** Valued at Approximately **$250MM** Over 5 Years, if Qtrypta is Approved
- **Mitsubishi Tanabe** Feasibility Study Agreement in August 2020; **Two Additional Feasibility Studies Signed** with Undisclosed Partners in **Q4:2020**

1. Steiner TJ et al. Migraine: the seventh disabler. The Journal of Headache and Pain 2013, 14:1. 2. American Migraine Foundation (2019) Migraine Essentials: What It's Like Living with Migraine. Retrieved from https://americanmigrainefoundation.org/living-with-migraine/migraine-essentials. 3. Bonafede M, Sapra S, Shah N, Tepper S, Cappell K, Desai P. Direct and indirect healthcare resource utilization and costs among migraine patients in the United States [published online February 15, 2018]. Headache. doi: 10.1111/head.13275. 4. Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224.5. Data on file

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Zosano's Transdermal Drug Delivery


ZOSANO
PHARMA



Novel & Proprietary
Transdermal patch with drug-coated microneedle array

Designed to be Rapid & Consistent
Designed for rapid and consistent absorption of drugs into capillary bed

Designed to Minimize Application Site Sensation
Shallow penetration designed to minimize stimulation of nerve endings

Convenient & Discreet
Quarter size patch with nickel sized array (~2,000 microneedles)

Designed to be Easy to Use
Substantial patient experience in clinical trials

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Qtrypta™ Designed for Optimization of Therapy Delivery

DESIGNED TO ADDRESS UNMET NEEDS IN MIGRAINE

Migraine is Highly Prevalent, Debilitating and Costly

Prevalent[1]

- **3rd** Most Prevalent Disorder in the World
- Impacts **~25%** of U.S. Households
- Occurs in **12%** of U.S. Population

Debilitating[1]

- **90%** Unable to Function Normally
- **1.2 MM** ER Visits per Year
- **25% of women** experience 4+ Migraines/Month
- Attacks Last **4-72** Hours

Costly

- **$36B** in Lost Productivity[2]
- **$5.4B** in Treatment Costs[1]

1. Migraine Research Foundation (2019). Migraine Facts. Retrieved from https://migraineresearchfoundation.org/about-migraine/migraine-facts. 2. Bonafede M, Sapra S, Shah N, Tepper S, Cappell K, Desai P. Direct and indirect healthcare resource utilization and costs among migraine patients in the United States [published online February 15, 2018]. Headache. doi: 10.1111/head.13275

Copyright © 2021 Zosano Pharma Inc. | Confidential

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Patients Want Fast And Complete Pain Relief That Lasts 74% of Sufferers 38% of Sufferers 49% of Sufferers 65% of Sufferers Reported Inadequate Treatment Response Reported Rapid Headache Onset Reported Inadequate 2 Hour Pain Freedom Reported Recurrence of Headache Within 24 Hours Lipton et al. Unmet Acute Treatment Needs From the 2017 Migraine in America Symptoms and Treatment Study. Headache 2019;59:1310-1323.

Triptans Are and Will Remain the Standard of Care

The **2018** American Headache Society **Position Statement** On Integrating New Migraine Treatments Into Clinical Practice[1].

- **treat early** after the onset of a migraine attack
- choose a **non-oral route** of administration for selected patients
- account for **tolerability** and safety issues

*"…and use migraine-specific agents **(triptans)**, for **moderate or severe attacks…**"*

Yet Current Triptan & DHE Formulations Fail to Meet Patient Needs

24% **Nausea** Affects Treatment[2]

25% **Complain of Bad or** Unusual Taste[3]

82% **Discontinuation Rate** for Triptan Injectables[4]

DHE[5]

- Formulations not Optimal
- Associated with Severe Cardiac Events
- Pregnancy Category X

1. The American Headache Society Position Statement On Integrating New Migraine Treatments Into Clinical Practice. Headache. 2019 Jan;59(1):1-18. doi: 10.1111/head.13456. Epub 2018 Dec 10. 2. Lipton et al. Unmet Acute Treatment Needs From the 2017 Migraine in America Symptoms and Treatment Study. Headache 2019;59:1310-1323. 3. GlaxoSmithKline. (2013). *IMITREX (sumatriptan) Nasal Spray HIGHLIGHTS OF PRESCRIBING INFORMATION.* Research Triangle Park, NC: Author. 4. Alam A. et al. Triptan Use and Discontinuation in a Representative Sample of Persons With Migraine: Results From Migraine in America Symptoms and Treatment (MAST) Study Neurology April 09, 2019; 92 (15 Supplement) P4.10-019. 5. *D.H.E. 45® (dihydroergotamine mesylate) Injection, USP Prescribing Information.* East Hanover, New Jersey: Author.

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Qtrypta Clinical Results From Phase 2/3 ZOTRIP Study 15 Mins Results 23% of Patients Achieved Pain Relief Efficacy Results Activity 81% 42% Observed Peak Plasma Concentration Reported Pain Freedom at 2 Hours 78% Reported Pain Relief at 24 Hours Reported Pain Relief at 2 Hours Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. 71% Reported Pain Relief at 48 Hours

Clinically Significant Results on Pain Freedom and MBS in Phase 2/3 Study p=<0.0001 TG = 27.2 p=<0.0009 TG = 25.4 Successful Achievement of Co-Primary Endpoints Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. TG = Therapeutic Gain (difference between Qtrypta and Placebo)

Qtrypta Showed Rapid and Sustained Effect With One Dose * ** ** ** ** ** ** ** Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. *p=<0.05 **p=0.01

* ** ** ** ** ** ** Spierings ELH et al. Randomized, double-blind, placebo-controlled, parallel-group, multi-center study of the safety and efficacy of ADAM zolmitriptan for the acute treatment of migraine. Cephalalgia 2018 Feb;38(2):215-224. *p=<0.05 **p=0.01 Early Separation From Placebo Observed Within 15 Minutes and Was Statistically Significant by 1 Hour

Positive Results Seen Even in the Most Difficult Migraine Types Migraine On Awakening 44% 69% Reported Pain Freedom at 2 Hours Migraine With Severe Pain Reported Pain Relief at 2 Hours 44% 33% Migraine With Nausea Reported Pain Freedom at 2 Hours Delayed Treatment > 2 Hours Reported Pain Freedom at 2 Hours Tepper et al. Efficacy of ADAM Zolmitriptan for the Acute Treatment of Difficult-to-Treat Migraine Headaches. Headache. 2019 Apr;59(4):509-517. doi: 10.1111/head.13482. Epub 2019 Jan 30

Long Term Safety Study Showed Consistent Response Endpoint ZOTRIP Pivotal Study (Single Dose) Open-Label Long-Term Placebo (N = 77) M207 3.8 mg (N = 82) M207 3.8 mg (N = 5,617 attacks) Pain Freedom at 2 hours 14% 42% 44% Pain Relief at 2 hours 57% 81% 81% Sustained Pain Freedom 2-24 hour 10% 32% 38% Sustained Pain Freedom 2-48 hour 9% 27% 35% Sustained Pain Relief 2-24 hour 38% 68% 70% Sustained Pain Relief 2-48 hour 33% 63% 65% * For sustained endpoints, data from all timepoints 2-24 (or 48) hours had to be present Spierings E.L.H., et al. (2020 June 13th). Comparison of a single dose and repeat dose of M207 (QtryptaTM) for pain freedom, pain relief, sustained pain freedom and sustained pain relief for the acute treatment of migraine [Virtual Oral Presentation] American Headache Society 2020 Virtual Annual Scientific Meeting, US. https://americanheadachesociety.org/events/virtual-annual-scientific-meeting/

Qtrypta was Well Tolerated in the Long-Term Safety Study Most Common Adverse Events were Application Site Redness/Swelling. 95% were Mild 80% Resolved Within 48 hours Less than 2% of Patients Reported Neurological Triptan-like Side Effects Such as Dizziness and Paresthesia. Spierings E.L.H., et al. (2020 June 13th). Comparison of a single dose and repeat dose of M207 (QtryptaTM) for pain freedom, pain relief, sustained pain freedom and sustained pain relief for the acute treatment of migraine [Virtual Oral Presentation] American Headache Society 2020 Virtual Annual Scientific Meeting, US. https://americanheadachesociety.org/events/virtual-annual-scientific-meeting/

Favorable Migraine-ACT Responses From the Long-Term Safety Trial Proportion of Participants Who Answered “Yes” at 48 Weeks Migraine-ACT questionnaire a standardized evaluation completed by patients to assess the effectiveness of a patient’s acute treatment of migraine therapy Does the Headache Pain Disappear Within 2 Hours Are You Able to Function Normally Within 2 Hours 95% Are You Comfortable Enough With Your Medication to Be Able To Plan Your Daily Activities Does Your Migraine Medication Work Consistently in the Majority of Your Attacks 83% 93% 86% Nahas S., et al. (2019 Sept. 8th) Long-term Safety of QtryptaTM for the Acute Treatment of Migraine: 1-year Safety Results of Nearly 6,000 Treated Attacks. [Oral Presentation] International Headache Conference, Dublin, IE. http://www.ihc2019.com/

COMMERCIAL STRATEGY

Zosano/EVERSANA Partnership Agreement Approximately $250MM Expected Commercialization Budget over 5 Year Term Comprehensive Commercialization Services

8MM Migraine Patients Represent a Large, Focused Opportunity 37 Million Suffer From Migraine ~8 MM Patients Account for ~60% of All Monthly Headache Days Resulting in >150 Million Migraine-Days 29 million with 0 - 4 migraines/ month 5 – 9 10 - 14 15+ # Specialists Treating ~ 60m Headache Days ~35m 443k 17k FP/GP NP/PA Other Neurologists Prescribe 26% of Migraine-specific Rxs Most Productive Specialty in Prescribing Migraine-specific Rxs 4.8 million 1.5 million 2.2 million ~60m Source: Lipton et al, Neurology 68, 2007; % migraine patients from AMPP analysis, 2010 Updated to reflect current market size. IQVIA April 2020 Migraine Market – Physician Concentration Analysis. Time Period: Most recent 12 months (March 2019 – February 2020) Data Source: Longitudinal Prescription (LRx) data

Patients Continue to Suffer Even with New Market Entrants Neurologists Have a Difficult-To-Treat Population 67% Of Physicians’ Patients are on Preventive Therapy Experiencing > 4 Headaches Monthly 300+ Migraine Patients Treated Monthly (Avg.) 51% of These Patients Have High Unmet Needs AND… Strongly Agree They Have a Substantial “Difficult-To-Treat” Migraine Patient Population 45% Trinity Market Research (2020). Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research. (N=100)

Physician Market Research: Neurologists Strongly Agree that… 79% Still an UNMET NEED in the acute setting even in patients that respond to preventive therapy 79% Patients with morning migraine need a therapy with FAST ONSET and high success of PAIN RELIEF Using a NON-ORAL therapy in the difficult to treat population is ideal since many migraine patients have nausea and vomiting 63% I would offer a NON-ORAL triptan that offers fast and complete pain relief that is sustained and well tolerated 70% Trinity Market Research (2020). Zosano Pharma Proprietary Neurologist and Headache Specialist Market Research. (N=100)

Physician Market Research: Strong Positive Reaction to Qtrypta’s Potential Product Profile Differentiated Potential Product Attributes Key Drivers for HCP Adoption ZS Associates May 2020 Market Research: Insights drawn from n=19 Neurologists, n=4 NP/PAs, n=11 PCPs, and n=5 KOLs Positive Impression of Clinical Data; Comfortable With Molecule and Using New Route of Administration Based on Clinical Data POTENTIAL IDEAL PATIENT TYPES OVERALL PERCEPTION OF POTENTIAL PRODUCT PROFILE KEY DRIVERS Potential Rapid Onset of Action Potential Duration of Response Patch Route of Administration Safety and Tolerability Data Experiences Early Nausea and/or Early Vomiting Due to Migraine Averse to Injections Due to Fear of Needles Experiences Rapid Onset of Migraine Averse to Nasal Sprays Due to Bad Taste

Survey Data Suggest Product Profile Could Be Well Positioned for Adoption and May Be More Favorable Than New Market Entrants 17% - 24% Potential Share of Acute Treatments for Migraine after Product X Launch* 7%- 16% Ubrogepant 7%- 15% 7%- 16% Rimegepant Lasmiditan ZS Associates May 2020 Market Research: Market shares are in patients with >5 MHDs per month stated, weighted & undiscounted. Insights drawn from n=19 Neurologists, n=4 NP/PAs, n=11 PCPs, and n=5 KOLs

Payer Feedback on Market Access for Product X, if Approved Recognition that Migraine Patients May Need Non-oral Treatment Options Speed of Onset and Sustained Response Noted as Positives Likely Formulary Placement Will be Tier 3 or Non-preferred After Failure of Two Generic Triptans Formulary Placement is Comparable to Current Branded Triptans Price Expectations in the Range of the Branded Triptans Payer Access is Not Expected to be a Barrier 1. Precision Xtract Market Research (2020). Zosano Pharma Proprietary National Payer Market Research. (100MM Lives) 2. ZS Associates Market Research (2020). Zosano Pharma Proprietary National Payer Market Research. (~90MM Lives) . Top Line National, Regional Payer and PBM Findings

Strong Market Opportunity with a Compelling Value Proposition Large and Concentrated Marketplace Differentiated Clinical Profile Fast Onset of Action Significant Pain Freedom Lack of Recurrence Low Percentage of Triptan-like Side Effects Large Migraine Population Small Percentage of HCPs Treat the Majority of Patients Neurologists are the Most Productive Specialty Competitive Managed Care Access Tier 3 Non-Preferred Status Formulary Status Comparable to Branded Triptans Pricing Expectations in Range of Branded Triptans

August: Commercialization Agreement with EVERSANA October: CRL from FDA December: Type A meeting Request Submitted to FDA December: Ended Enrollment in Phase 2/3 Cluster Study Development of Qtrypta June: 1st Subject Enrolled In Pivotal Study November: Completion of Enrollment 2016 2017 2020 2019 2021 October: Publication of Pivotal Data in Cephalalgia November: Initiation of 1 Year LTSS February: Completion of LTSS October: Initiation of Phase 2/3 Cluster Study December: Qtrypta NDA Submission Q1 2021: Expected Type A Meeting with the FDA to Review Resubmission Plans for Qtrypta NDA

Qtrypta Regulatory Update Complete Response Letter Received October 20th, 2020 Differences in Zolmitriptan Exposures Observed Between Subjects Receiving Different Lots of Qtrypta in the Company’s Trials and Inadequate Pharmacokinetic Bridging Between the Lots Unexpected High Plasma Concentrations of Zolmitriptan Observed in Five Study Subjects Enrolled in the Company’s Pharmacokinetic Studies Additional Product Quality Validation Data, Which Were Planned to be Submitted Following Approval, If Received, Required to Be Submitted With the Application Due to U.S. Government and/or Agency-Wide Restrictions on Travel, Inspections of Zosano’s Contract Manufacturing Facilities Were Not Able to be Conducted But Would Be Required Before the Application May Be Approved The FDA Recommended that the Company Conduct a Repeat Bioequivalence Study Zosano Submitted a Type A Meeting Request with the FDA on December 30th, 2020 to Discuss and Align on the Appropriate Next Steps During the Type A Meeting, Zosano will Discuss the FDA’s Plans for Completing Facility Inspections

PIPELINE EXPANSION

Leveraging Platform & Clinical Validation for Pipeline Expansion PRE-CLINICAL & CLINICAL PROOF-OF-CONCEPT STUDIES Initiated Three Collaborations in 2020 Mitsubishi Tanabe Assessing feasibility for undisclosed molecule Two Undisclosed Partners Assessing feasibility for undisclosed molecules Small Molecules Zolmitriptan (NDA submitted) Hormones, Peptides & Proteins Clinical: Glucagon (Phase 2), PTH (Phase 2), Desmopressin (Phase 1) Preclinical: EPO, HGH Prophylactic Vaccines Undisclosed Compound (Phase 1) FUTURE : POTENTIAL PROGRAMS Cancer Vaccines COVID 19 Vaccine Immuno-modulation / Immuno-therapy Local / Systemic Delivery Applications Novel Compounds

Partnering Opportunity for Development of Microneedle COVID-19 Vaccine

- Ongoing Discussions with Potential COVID-19 **Vaccine Co-developers**
- Pursuing **Non-dilutive Funding Opportunities** for COVID -19 Programs Through **Governmental Agencies**

Zosano Intends to Utilize Microneedle Technology to Develop a Single Step, Single Packaged Product Candidate Designed to Support Widespread Deployment of a COVID 19 Vaccine

STABLE: Formulations Designed to be **Stable at Room Temperature** Potentially Enabling Distribution Using **Mail Distribution** Systems

POTENTIALLY FAVORABLE DELIVERY METHOD: Coated Microneedles That Deliver Directly to Epidermal/dermal Skin Layers Which May Lead to an **Improved Response** and Potential for **Dose Sparing Therapies**

EASY DISPOSAL: Once Applied the User Would Dispose of the Unit in **Standard Trash Receptacles**

SAFE FOR HANDLING: Patch is Designed to **Prevent the User From Inadvertently Touching** the Microneedles and Potentially Removing Some of the Vaccine

PROOF OF CONCEPT: Phase 1 Clinical Data for Influenza Vaccine Showed That the **Microneedle Coated Tri-valent Flu Vaccine** was Comparable in Immune Response to the **Commercial IM Injection**



EXTENSIVE CLINICAL EVALUATIONS: Over **40,000 patch applications** With No Incidences of Infection

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Zosano Pharma Microneedle Array Drug Delivery System Ideal solution for delivery of peptides, proteins and hydrophilic drugs First generation transdermal patches limited to hydrophobic molecules Low bioburden manufacturing and terminal sterilization mitigates need for aseptic manufacturing Room temperature stable and no reconstitution required: eliminates need for cold supply chain Simple reusable applicator with unit-dose patch enables single-step drug delivery Accessible and discreet site of application Rapid drug delivery bypasses GI tract eliminating first-pass metabolism Short patch wear time (30 min) Band-Aid®-like ease of patch removal and convenient disposal

Dosage Flexibility Enabled by Formulation, Process and Design

Formulation & Coating

1. **Formulation:** Product formulation defines capability of coating on the microneedle substrate. Kept constant within a product family
2. **Process:** Multiple dips increase coated amount per microneedle - once passes (& coating morphology) are set, process is kept constant within a product family
3. **Individual Microneedle design:** Length, width, and features can be used to tune coated area – kept constant within a product family

Microneedle-array / Patch

4. **Design of Array (Density):** Density of microneedles can be optimized for the drug – kept constant across dosages within a product family
5. **Design of Array (Size):** Large patch templates can be produced to vary dosages across a product family - linear absorption demonstrated with $2cm^2$, $3cm^2$ & $5\ cm^2$ in clinical studies



Low Dose
$160\ ug/3cm^2$



Higher Dose
Up to $2\ mg/3\ cm^2$


$2cm^2$
$3cm^2$
$5.5\ cm^2$

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Experienced Management Team Name Title Experience Steven Lo Chief Executive Officer Christine Matthews Chief Financial Officer Hayley Lewis Senior VP, Operations Don Kellerman VP, Clinical Development & Medical Affairs

Board of Directors Name Title Experience John P. Walker Chairman, Zosano Pharma Steven Elms Managing Partner, Aisling Capital Linda Grais, MD, JD Director, Zosano Pharma Kenneth R. Greathouse Director, Zosano Pharma Joseph Hagan President and Chief Executive Officer, Regulus Therapeutics Inc. Steven Lo President and Chief Executive Officer, Zosano Pharma Kleanthis G. Xanthopoulos, PhD President and Chief Executive Officer, IRRAS AB